EXHIBIT 32.2

                                  CERTIFICATION

      In connection with the Annual Report of Concord Camera Corp. (the "Company") on Form 10-K for the fiscal year ended June 30, 2007 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, BLAINE A. ROBINSON, Vice President - Finance, Treasurer and Assistant Secretary (Principal Financial Officer) of the Company, certify that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 27, 2007

                                   /s/   Blaine A. Robinson
                                   ---------------------------------------------
                                   Blaine A. Robinson, Vice President - Finance, Treasurer and Assistant Secretary
                                   (Principal Financial Officer)


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